EXPIRATION DATE 12/31/93

                                                                   EXHIBIT 10.12

                       U. S. SMALL BUSINESS ADMINISTRATION


                               SECURITY AGREEMENT

1.  CLF 2, INC.                                   (hereinafter called "Debtor"),
--------------------------------------------------
                        (Name)
216 Weybosset Street, Providence, Rhode Island 02903,        for value received,
-------------------------------------------------------------
                      (Address)
hereby grants to HOME LOAN AND INVESTMENT BANK, F.S.B.                         ,
--------------------------------------------------------------------------------
                                     (Name)

    244 Weybosset Street, Providence, Rhode Island 02903     (hereinafter called
--------------------------------------------------------------------------------
                          (Address)
"Secured Party"), a security interest in the property described below (hereinafter collectively called "Collateral") to secure the payment of the principal and interest on and all obligations under a note (hereinafter called the "Note"), dated February 28, 1996, of Cafe La France, Inc. payable to the
                      ------------------
order of the Secured Party, in the principal amount of Three Hundred Fifty
                                                       -------------------------
Thousand  Dollars (S350,000),  all  renewals and extensions of the Note, and all
-----------------------------
costs, expenses, advances and liabilities which may be made or incurred by Secured Party in the disbursement, administration and collection of the loan evidenced by the Note and in the protection, maintenance and liquidation of the security interest hereby granted with interest at the maximum legal rate on such costs, expenses, advances and liabilities. The note and all other obligations secured hereby are herein collectively called the "Liabilities."

2. The Collateral in which this security interest is granted is all of the Debtor's property described below in reference to which an "X" or checkmark has been placed in the box applicable thereto, together with all the proceeds and products therefrom. If two such boxes are so marked, the security interest so designated secures the purchase money from the loan used by the Debtor to acquire title to the Collateral.

[x] [x] a.  All equipment and machinery,  including  power-driven  machinery and equipment, furniture and fixtures now owned or hereafter acquired, together with all replacements thereof, all attachments, accessories, parts and tools belonging thereto or for use in connection therewith.

[ ] [ ] b.  All passenger and commercial motor vehicles  registered for use upon public highways or streets, now owned or hereinafter acquired, together with all replacements thereof, all attachments, accessories, parts, equipment and tools belonging thereto or for use in connection therewith.

[x] [x] c.  All inventory, raw materials, work in process and supplies now owned or hereinafter acquired.

[x] [x] d.  All accounts receivable now outstanding or hereafter arising.

[x] [x] e.  All  contract  rights  and  general  intangibles  now  in  force  or hereafter acquired.


3. Debtor shall not transfer, sell or assign Debtors interest in the Collateral nor permit any other security interest to be created thereon without Secured Party's prior written approval, except that Debtor may sell the inventory listed in Paragraph 2.c. hereof in the ordinary course of business on customary terms and at usual prices and may collect as Secured Party's agent sums due on accounts receivable and contract rights listed in Paragraphs 2.d. and 2.e. until advised otherwise by Secured Party.






4. Debtor shall keep, store or regularly garage all Collateral at locations approved by Secured Party in writing.

5. Debtor shall not conduct business under any other name than that given above nor change or reorganize the type of business entity under which it does business except upon prior written approval of Secured Party. If such approval is given, Debtor guarantees that all documents, instruments and agreements demanded by Secured Party shall be prepared and filed at Debtor's expense before such change or name or business entity occurs.

6. Debtor shall pay the filing and recording costs of any documents or instruments necessary to perfect, extend, modify, or terminate the security interest created hereunder, as demanded by Secured Party.

7. Debtor shall maintain all Collateral in good condition, pay promptly all taxes, judgments, or changes of any kind levied or assessed thereon, keep current all rent due on premises where Collateral is located, and maintain insurance on all Collateral against such hazards, in such amounts and with such companies as Secured Party may demand, an such insurance policies to be in the possession of Secured Party and to contain a Lender's Loss Payable Clause naming Secured Party in a manner satisfactory to Secured Party. Debtor hereby assigns to Secured Party any proceeds of such policies and an unearned premiums thereon, and authorizes and empowers Secured Party to collect such sums and to execute and endorse in Debtor's name all proofs of loss, drafts, checks and any other documents necessary to accomplish such collections, and any persons; or entities making payments to Secured Party under the terms of this Paragraph are hereby relieved absolutely from any obligation to see to the application of any sums so paid.

8. Debtor shall be in default hereunder if Debtor fails to perform any of the liabilities imposed hereby or any other obligation required by the various instruments or papers evidencing or securing this loan, or if the full balance of the loan becomes immediately payable under the terms of such instruments, either automatically or by declaration of the Secured Party. In the event of any default, Secured Party may, in its own discretion, cure such default and, if it does so, any expenditures made for such purpose shall be added to the principal of the Note.

9. In the event of default, Debtor shall assemble and make available all Collateral at any place designated by Secured Party. Debtor acknowledges being advised of a constitutional right to a court notice and hearing to determine whether, upon default, there is probable cause to sustain the validity of the Secured Party's claim and whether the Secured Party is entitled to possession of the Collateral and being so advised, Debtor hereby voluntarily gives up, waives and surrenders any right to a notice and hearing to determine whether there is probable cause to sustain the validity of Secured Party's claim. Any notices required pursuant to any state or local law shall be deemed reasonable if mailed by Secured Party to the persons entitled thereto at their last known addresses at least ten days prior to disposition of the Collateral, and, in reference to a private sale, need state only that Secured Party intends to negotiate such a sale. Disposition of Collateral shall be deemed commercially reasonable if made pursuant to a public offering advertised at least twice in a newspaper of general circulation in the community where the Collateral is located or by a private sale for a sum equal to or in excess of the liquidation value of the Collateral as determined by Secured Party.

10. All rights conferred on Secured Party hereby are in addition to those granted to it by any state or local law or any other law. Failure or repeated failure to enforce any rights hereunder shall not constitute an estoppel or waiver of Secured Party's rights to exercise such rights accruing prior or subsequent thereto. Secured Party shall not be liable for any loss to Collateral in its possession, nor shall such loss diminish the debt due, even if the loss is caused or contributed to by Secured Party's negligence.


 IN WITNESS  WHEREOF,    The  above-named  Debtor  has  executed  this  Security
                         -------------------------------------------------------
Agreement  as a  sealed instrument this 28th day of February, 1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                              CLF 2, INC.
                                              ----------------------------------

(corporate seal)
                                              By: /s/ Thomas W. DeJordy
                                              ----------------------------------
                                              Thomas W. DeJordy, President

                                              ----------------------------------





                                                                          Page 2